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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 16, 2003
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-9924                    52-1568099
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 (State or other                    (Commission                (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On September 16, 2003, Citigroup Inc. announced that Charles O. Prince will become Chief Executive Officer and Robert B. Willumstad will add the title of Chief Operating Officer to his current title of President, effective October 1, 2003. Sanford I. Weill will remain Chairman of the Board until the 2006 Annual Meeting of Shareholders.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      Exhibit Number

          99.1          Press Release, dated September 16, 2003, issued by
                        Citigroup Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2003             CITIGROUP INC.


                                        By:      /s/ Michael S. Helfer
                                           -------------------------------------
                                        Name:    Michael S. Helfer
                                        Title:   General Counsel and Corporate
                                                  Secretary
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                                  EXHIBIT INDEX

         Exhibit Number
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              99.1            Press Release, dated September 16, 2003, issued by
                              Citigroup Inc.